UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2008
Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33459 (Commission File Number)	20-3934755 (IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA (Address of Principal Executive Offices)	92610 (Zip Code)
(949) 282-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Effective as of March 3, 2008, Devasis Ghose has assumed the positions of Treasurer and Chief Financial Officer of Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”). Mr. Ghose will continue to hold his title of Executive Vice President of the Company. As previously disclosed by the Company, Mr. Ghose replaces John E. King, who previously served as Executive Vice President, Treasurer and Chief Financial Officer of the Company to March 3, 2008. Mr. King will continue with the Company as Executive Vice President for a short period to assist with the transition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.
Date: March 5, 2008	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer